                            VARI-LITE HOLDINGS, INC.
                       ANNUAL INCENTIVE COMPENSATION PLAN

                                 OCTOBER 1, 1994

                           VARI-LITE HOLDINGS, INC.
                      ANNUAL INCENTIVE COMPENSATION PLAN

                               TABLE OF CONTENTS
                                                                          Page
                                                                          ----
ARTICLE I - DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .   1
          a.   "Base Salary" . . . . . . . . . . . . . . . . . . . . . . .   1
          b.   "Board" . . . . . . . . . . . . . . . . . . . . . . . . . .   1
          c.   "Committee" . . . . . . . . . . . . . . . . . . . . . . . .   1
          d.   "Company" . . . . . . . . . . . . . . . . . . . . . . . . .   1
          e.   "Department". . . . . . . . . . . . . . . . . . . . . . . .   1
          f.   "Discretionary Award" . . . . . . . . . . . . . . . . . . .   1
          g.   "Formula Derived Award" . . . . . . . . . . . . . . . . . .   1
          h.   "Incentive Award" . . . . . . . . . . . . . . . . . . . . .   2
          i.   "Operating Income". . . . . . . . . . . . . . . . . . . . .   2
          j.   "Participant" . . . . . . . . . . . . . . . . . . . . . . .   2
          k.   "Plan". . . . . . . . . . . . . . . . . . . . . . . . . . .   2
          l.   "Plan Year" . . . . . . . . . . . . . . . . . . . . . . . .   2
          m.   "Team". . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     1.2  Gender and Number. . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE II - ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . .   2
     2.1  Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE III - INCENTIVE AWARDS . . . . . . . . . . . . . . . . . . . . . .   2
     3.1  Formula Derived Awards . . . . . . . . . . . . . . . . . . . . .   2
     3.2  Discretionary Awards . . . . . . . . . . . . . . . . . . . . . .   3

ARTICLE IV - PERFORMANCE MEASUREMENT AND AWARD DETERMINATION . . . . . . .   3
     4.1  Procedure for Measuring Company Performance. . . . . . . . . . .   3
     4.2  Basis of Formula Derived Awards. . . . . . . . . . . . . . . . .   3
     4.3  Effect of Level of Attainment of Company Performance . . . . . .   4
     4.4  Procedure for Measuring Subsidiary Performance . . . . . . . . .   4
     4.5  Effect of Level of Attainment of Subsidiary Performance. . . . .   5
     4.6  Procedure for Measuring Department Performance . . . . . . . . .   5
     4.7  Effect of Level of Attainment of Department Performance. . . . .   5
     4.8  Procedure for Measuring Team Performance . . . . . . . . . . . .   5
     4.9  Effect of Level of Attainment of Team Performance. . . . . . . .   5
     4.10 Procedure for Measuring Individual Performance . . . . . . . . .   5
     4.11 Effect of Individual Performance Rating. . . . . . . . . . . . .   6
     4.12 Calculation of Formula Derived Award . . . . . . . . . . . . . .   6

ARTICLE V - PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     5.1  Form and Timing. . . . . . . . . . . . . . . . . . . . . . . . .   7
     5.2  New Participants . . . . . . . . . . . . . . . . . . . . . . . .   7
     5.3  Termination Due to Death, Total Disability, or Retirement. . . .   7

ARTICLE VI - ADMINISTRATIVE PROVISIONS . . . . . . . . . . . . . . . . . .   7
     6.1  Authority to Administer. . . . . . . . . . . . . . . . . . . . .   7
     6.2  Amendment of the Plan. . . . . . . . . . . . . . . . . . . . . .   7

ARTICLE VII - GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . .   8
     7.1  No Right of Continued Employment . . . . . . . . . . . . . . . .   8
     7.2  No Right of Assignment . . . . . . . . . . . . . . . . . . . . .   8
     7.3  Withholding for Taxes. . . . . . . . . . . . . . . . . . . . . .   8
     7.4  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . .   8

                            VARI-LITE HOLDINGS, INC.
                       ANNUAL INCENTIVE COMPENSATION PLAN


     This Plan is executed as of June 13, 1995 by Vari-Lite Holdings, Inc. (the "Company") to be effective as of October 1, 1994.

                              W I T N E S S E T H:

     WHEREAS, the Company desires to provide a financial incentive to its employees to continue in its employ and share in its success based on the achievement of predetermined strategic goals of the Company; and

     WHEREAS, the Company believes that adoption of the Vari-Lite Holdings, Inc. Annual Incentive Compensation Plan (hereinafter referred to as the "Plan") will provide that incentive to its employees;

     NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby adopts the Plan as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 DEFINITIONS. Unless by the context hereof a different meaning is clearly indicated, whenever used in the Plan, the following words shall have the meanings hereinafter set forth:

     a. "Base Salary" means the Participant's base compensation for the Plan Year without regard to any bonus, commission, overtime, or any other form of compensation paid to him by the Company or its subsidiaries during the Plan Year.

     b.   "Board" means the board of directors of the Company.

     c. "Committee" means the committee appointed by the Board to administer the Plan, or in the absence of a committee, means the entire Board.

     d.   "Company" means Vari-Lite Holdings, Inc.

     e. "Department" means any department of the Company or its subsidiaries, with a defined management group, for which performance measures under this Plan are applied.

     f. "Discretionary Award" means the portion, if any, of a Participant's Incentive Award for a Plan Year that is not determined by defined objective performance criteria.

     g. "Formula Derived Award" means the portion, if any, of a Participant's Incentive Award for a Plan Year that is determined by defined objective performance criteria.

     h. "Incentive Award" means the total of a Participant's Formula Derived Award and Discretionary Award for any Plan Year.

     i. "Operating Income" means earnings before interest, taxes, incentive compensation payments under the Plan and extraordinary items (as determined by the Executive Committee of the Board).

     j. "Participant" means an eligible employee of the Company or a subsidiary of the Company under Article II hereof.

     k. "Plan" means the "Vari-Lite Holdings, Inc. Annual Incentive Compensation Plan" herein described, as the same may be amended from time to time.

     l. "Plan Year" means the Company's fiscal year, October 1 through September 30. The first Plan Year of the Plan shall be the period from October 1, 1994 through September 30, 1995.

     m. "Team" means a group of individuals assigned a specific project during a Plan Year for which performance measures under this Plan are applied.

     1.2 GENDER AND NUMBER. Except as otherwise indicated by the context, any masculine terminology used herein also includes the feminine and neuter, and vice versa, and the definition of any term in a singular shall also include the plural, and vice versa.

                                   ARTICLE II
                                   ELIGIBILITY

     2.1 ELIGIBILITY. All full-time employees of the Company and its subsidiaries (approved by the Committee) shall participate in the Plan for a Plan Year. If an employee commences full-time employment with the Company or an approved subsidiary during a Plan Year, he shall not be considered an eligible employee for that Plan Year unless his full-time employment commencement date with the Company or that subsidiary occurs on or before June 30 of that Plan Year. For purposes of this Plan, an employee shall be considered a full-time employee if he is scheduled to work a minimum of 30 hours a week throughout the Plan Year and is thereby entitled to coverage under the Showco/Vari-Lite Welfare Benefit Plan.

                                   ARTICLE III
                                INCENTIVE AWARDS

     3.1 FORMULA DERIVED AWARDS. Each Plan Year each Participant shall have the opportunity to earn a specified percentage of his Base Salary for that Plan Year as a Formula Derived Award. The range of percentage of Base Salary that a Participant may earn as a Formula Derived Award for a Plan Year is specified in
Section 4.3 and is determined by that Participant's level of responsibility and potential impact on Company performance, as reflected by the highest tier into which he is categorized for that Plan Year under the following schedule:

          Tier 1 - Chairman of the Board, President & Chief Executive Officer

          Tier 1.5 - Chief Operating Officer (if different from Chief Executive Officer)

          Tier 2 - Senior Executives (U.S. Grades G, R, C, D) (U.K. Grade PC)

          Tier 3 - Vice Presidents (U.S. Grade RS) (U.K. Grades TC, BT)

          Tier 4 - Middle Management (U.S. Grades S, M, U, E, J,) (U.K. Grades TT, GM)

          Tier 5 - Supervisory Employees (U.S. Grades P, Z, R.E.M., TW, TP) (U.K. Grades EJ, SR, AL, TO, JN)

          Tier 6 - All other employees (U.S. Grades TE, CC, K, TR, A, PF)(U.K. Grades LZ, N, CH, B, E, TB)

     3.2 DISCRETIONARY AWARDS. In addition to Formula Derived Awards that may be earned by Participants for each Plan Year, the Committee may, in its sole and absolute discretion, award a discretionary bonus to any Participant for that Plan Year. The Committee may determine to make Discretionary Awards for a Plan Year regardless of whether the Company attains the threshold level of its Operating Income goal for that Plan Year.

                                   ARTICLE IV
                 PERFORMANCE MEASUREMENT AND AWARD DETERMINATION

     4.1 PROCEDURE FOR MEASURING COMPANY PERFORMANCE. Prior to the beginning of each Plan Year, commencing with the Plan Year beginning October 1, 1994, the Committee shall determine the Operating Income goal of the Company for that Plan Year and the threshold, target, and maximum levels of attainment of that goal. No Participant shall be deemed to have earned a Formula Derived Award for a Plan Year unless the Company attains at least the threshold level of Operating Income established for that Plan Year.

     4.2 BASIS OF FORMULA DERIVED AWARDS. The Plan is based on the premises that Incentive Awards should focus attention on the interests of shareholders, reflect the positions of employment and levels of responsibility of Participants with the Company, and provide rewards consistent with competitive practices.
The Formula Derived Award a Participant may earn for a Plan Year may be based solely on attainment by the Company of its Operating Income goal for that Plan Year or may be based in part on attainment by the Company of that Operating Income goal and in part on the attainment of performance measures established by the Committee for that Plan Year based on subsidiary, Department, Team or individual performance, or a combination thereof. The relative weight placed on each performance measure (I.E., Company, subsidiary, Department, Team or individual performance) by the Committee may vary for any Participant based on his position with the Company, or its subsidiaries and Departments.

     Prior to the beginning of each Plan Year, commencing with the Plan Year beginning October 1, 1994, the Committee shall determine the performance measures that shall be used for that Plan Year to determine the Formula Derived Award for each Participant. If a Participant's Formula Derived Award for a Plan Year is to be based on a combination of Company, subsidiary, Department, Team and individual performance measures, the Committee shall also determine the weight assigned to each performance measure which shall be reflective of the relative importance of each such performance measure in evaluating the performance of that Participant. Generally, it is expected that the potential Formula Derived Awards of subsidiary, Department and Team Participants will be weighted more heavily on subsidiary, Department and Team performance and less on Company performance. The potential Formula Derived Awards of senior executives will be weighted more on Company performance.

     4.3 EFFECT OF LEVEL OF ATTAINMENT OF COMPANY PERFORMANCE. The schedule below reflects the maximum percentage of Base Salary a Participant may earn as a Formula Derived Award for a Plan Year based on the level of attainment by the Company of its Operating Income goal for that Plan Year.

         TIER       THRESHOLD       TARGET       MAXIMUM
         ----       ---------       ------       -------
           1          11.25%        22.50%        45.00%
          1.5         10.00         20.00         40.00
           2           7.50         15.00         30.00
           3           5.00         10.00         20.00
           4           3.75          7.50         15.00
           5           2.00          4.00          8.00
           6           1.25          2.50          5.00

If the level of attainment by the Company of its Operating Income goal for a Plan Year is between the threshold and the target level or between the target and the maximum level established for that Plan Year, the maximum percentage of Base Salary that each Participant may earn as a Formula Derived Award for that Plan Year under the above schedule shall be interpolated. For example, if the Operating Income of the Company for a Plan Year is equal to the threshold level established for that Plan Year, the Formula Derived Award for a Tier 3 Participant for that Plan Year shall not exceed 5% of his Base Salary for that Plan Year. If the actual Operating Income of the Company for a Plan Year is equal to a level halfway between the threshold and target level for that Plan Year, the Formula Derived Award for a Tier 3 Participant for that Plan Year shall not exceed 7.5% of his Base Salary for that Plan Year.

     4.4 PROCEDURE FOR MEASURING SUBSIDIARY PERFORMANCE. The performance of a subsidiary of the Company for a Plan Year shall be based on that subsidiary's Operating Income for that Plan Year. Prior to the beginning of each Plan Year, commencing with the Plan Year beginning

October 1, 1994, the Committee shall determine the Operating Income goal of each subsidiary for that Plan Year.

     4.5 EFFECT OF LEVEL OF ATTAINMENT OF SUBSIDIARY PERFORMANCE. If a subsidiary does not attain at least 50% of its Operating Income goal for a Plan Year, each Participant who has a portion of his potential Formula Derived Award for that Plan Year based on that subsidiary's performance will not earn that portion of his Formula Derived Award for that Plan Year. If the subsidiary attains at least 50% of its Operating Income goal for a Plan Year, each Participant who has a portion of his potential Formula Derived Award for that Plan Year based on that subsidiary's performance will earn the same percentage (but not in excess of 100%) of that portion of his potential Formula Derived Award.

     4.6 PROCEDURE FOR MEASURING DEPARTMENT PERFORMANCE. Prior to the beginning of each Plan Year, commencing with the Plan Year beginning October 1, 1994, the Committee shall determine the performance measures for each Department for that Plan Year.

     4.7 EFFECT OF LEVEL OF ATTAINMENT OF DEPARTMENT PERFORMANCE. Prior to the beginning of each Plan Year, commencing with the Plan Year beginning October 1, 1994, the Committee shall determine the levels of performance that each Department must attain for a Plan Year in order for a Participant to earn a specified percentage of that portion, if any, of his potential Formula Derived Award based on that Department's performance for that Plan Year.

     4.8 PROCEDURE FOR MEASURING TEAM PERFORMANCE. Prior to the beginning of each Plan Year, commencing with the Plan Year beginning October 1, 1994, the Committee shall determine the performance measures for each Team for that Plan Year.

     4.9 EFFECT OF LEVEL OF ATTAINMENT OF TEAM PERFORMANCE. Prior to the beginning of each Plan Year, commencing with the Plan Year beginning October 1, 1994, the Committee shall determine the levels of performance that each Team must attain for a Plan Year in order for a Participant to earn a specified percentage of that portion, if any, of his potential Formula Derived Award based on that Team's performance for that Plan Year.

     4.10 PROCEDURE FOR MEASURING INDIVIDUAL PERFORMANCE. Individual performance of a Participant for a Plan Year shall be based on the rating he receives pursuant to his annual performance review for that Plan Year. Prior to the beginning of each Plan Year, commencing with the Plan Year beginning October 1, 1994, each Participant in conjunction with his supervisors shall develop performance objectives for that Plan Year. Each Participant's supervisors shall conduct an annual performance review of the Participant and shall rate him based on his accomplishment of his performance objectives for that Plan Year. The rating of a Participant shall be determined by his supervisors acting in their sole discretion. A Participant may appeal the rating he receives from his supervisors in accordance with established procedures of the Company. In all cases, the final decision belongs to the Company.

     4.11 EFFECT OF INDIVIDUAL PERFORMANCE RATING. If a Participant has a portion of his potential Formula Derived Award for a Plan Year based on his individual performance rating for that Plan Year, the percentage of that portion of his potential Formula Derived Award that he will earn based on his performance rating is determined as follows:

              Performance Rating             Percentage
              ------------------             ----------
                 Less than 2                      0%
                      2                          50%
                      3                          75%
                 4 and higher                   100%

If his performance rating is between 2 and 4, the percentage will be interpolated. By way of example, if a Participant's performance rating for a Plan Year is 2.5, the percentage of that portion of his potential Formula Derived Award that he will earn based on his performance rating will be 62.5% (I.E., 2.5 divided by 4.0).

     4.12 CALCULATION OF FORMULA DERIVED AWARD. The table below illustrates how the potential Formula Derived Award for a Participant is determined for a Plan Year. The weight for each performance measure for the Plan Year is stated in the first column which is multiplied by that Participant's Base Salary for that Plan Year. That product is then multiplied by the percentage obtained from the schedule in Section 4.3 based on his category of employment and the Operating Income of the Company for that Plan Year. Finally, that new product is multiplied by the percentage determined under Sections 4.3, 4.5, 4.7, 4.9 or 4.11, whichever is applicable, based on the level of attainment of that specific performance measure. For purposes of illustration, (i) the Participant is a Tier 2 employee, (ii) 80% of his potential Formula Derived Award is based on Company performance and 20% of his potential Formula Derived Award is based on subsidiary performance, (iii) the Company attains the threshold level of its Operating Income goal for the Plan Year, (iv) the subsidiary attains 50% of its Operating Income goal for that Plan Year and (v) his Base Salary is $100,000 for that Plan Year. The actual Formula Derived Award earned by that Participant for that Plan Year shall be calculated as follows:

                                 BASE    % of BASE    PERCENT    FORMULA DERIVED
PERFORMANCE MEASURE    WEIGHT   SALARY     SALARY      EARNED         AWARD
-------------------    ------   ------   ---------    -------    ---------------
     Company             80%   $100,000     7.5%        100%         $6,000
     Subsidiary          20%    100,000     7.5%         50%            750
     Department           0%        N/A     N/A         N/A               0
     Team                 0%        N/A     N/A         N/A               0
     Individual           0%        N/A     N/A         N/A               0
                                                                     ------
                                                                     $6,750

                                   ARTICLE V
                                   PAYMENTS

     5.1 FORM AND TIMING. The Company shall make payment of the Incentive Award amount earned by each Participant for a Plan Year to such Participant in cash no later than 90 days after the end of that Plan Year (the "Payout Date"). Unless a Participant's full-time employment terminates due to death, total disability or retirement at or after age 65, the Participant must be employed as a full-time employee by the Company or one of its subsidiaries on the Payout Date for a Plan Year to be entitled to receive payment of his Incentive Award for that Plan Year.

     5.2 NEW PARTICIPANTS. If an employee becomes a Participant after the commencement of a Plan Year, the Incentive Award amount earned by that Participant for that Plan Year, if any, will be prorated to reflect the actual length of the Participant's service during that Plan Year.

     5.3 TERMINATION DUE TO DEATH, TOTAL DISABILITY, OR RETIREMENT. If the full-time employment of a Participant with the Company and its subsidiaries terminates during a Plan Year due to death, total disability, or retirement at or after age 65 and after he has been employed by the Company or a subsidiary for at least six months during that Plan Year, the Incentive Award amount earned by that Participant for that Plan Year, if any, will be prorated to reflect the actual length of the Participant's service with the Company and its subsidiaries during that Plan Year. If a Participant dies during a Plan Year, payment of the Incentive Award amount, if any, will be made to the Participant's estate. The Committee shall determine in its sole discretion whether a Participant is totally disabled.

                                   ARTICLE VI
                            ADMINISTRATIVE PROVISIONS

     6.1 AUTHORITY TO ADMINISTER. The Committee shall have responsibility for administration of the Plan. The Committee shall have full authority to determine performance measures and awards, eligibility, and participation, interpret the Plan's provisions, set rules, and administer the Plan. The Committee may delegate administrative responsibilities as it deems appropriate. Any and all matters involving the Plan, including but not limited to disputes involving Participants and their beneficiaries, shall be referred to the Committee. The Committee shall have the exclusive discretionary authority to construe the terms of the Plan and determine eligibility for all benefits hereunder. Any such determinations or interpretations of the Plan adopted by the Committee shall be final and conclusive and shall bind all Participants.

     6.2 AMENDMENT OF THE PLAN. The Committee may terminate, amend, or modify the Plan prior to September 30 of any Plan Year for subsequent Plan Years, provided that no such termination, amendment, or modification of the Plan shall adversely affect the rights of any Participant to Incentive Awards earned, but unpaid, under the Plan. If federal regulations enacted during a Plan Year negate the validity of the performance measures established under the Plan for that Plan Year, the Plan shall be amended by the Committee to reflect such regulatory requirements.

                                  ARTICLE VII
                               GENERAL PROVISIONS

     7.1 NO RIGHT OF CONTINUED EMPLOYMENT. Nothing contained in the Plan shall give any Participant the right to be retained in the employment of the Company or any of its subsidiaries or affect the right of the Company or any subsidiary to dismiss any Participant, or shall be deemed to be a contract of employment. The receipt by a Participant of an Incentive Award for any Plan Year shall not guarantee that Participant the right to receive an Incentive Award for any subsequent Plan Year.

     7.2 NO RIGHT OF ASSIGNMENT. No right or interest of any Participant in the Plan shall be assignable or transferable, or subject to any lien, directly, by operation of law, or otherwise, including levy, garnishment, attachment, pledge, or bankruptcy.

     7.3 WITHHOLDING FOR TAXES. The Company shall have the right to deduct from all amounts paid under this Plan any taxes required by law to be withheld with respect to such payments.

     7.4 GOVERNING LAW. All questions pertaining to the construction, regulation, validity, and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed effective as of October 1, 1994.


                                          VARI-LITE HOLDINGS, INC.



                                          By: /s/ H.R. Brutsche III
                                              ----------------------------
                                              H.R. Brutsche III, President